SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549


                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported)  February 24, 1996

                            ECOLAB INC.
       (Exact name of registrant as specified in its charter)


                             Delaware
           (State or other jurisdiction of incorporation)


          1-9328                                    41-0231510
 (Commission File Number)                         (IRS Employer
                                               Identification No.)

         Ecolab Center, St. Paul, Minnesota              55102
      (Address of principal executive offices)          (Zip Code)


 Registrant's telephone number, including area code:  612-293-2233


                            (Not applicable)
    (Former name or former address, if changed from last report.)

 Item 5.   Other Events.

           A. On February 24, 1996, the Board of Directors of Ecolab Inc. (the "Company") approved the extension of the benefits afforded by the Company's existing rights plan by adopting a new shareholder rights plan. The new rights plan, like the existing rights plan, is intended to promote continuity and stability, deter coercive or partial offers which will not provide fair value to all shareholders and enhance the Board of Directors' ability to represent all shareholders and thereby maximize shareholder value.

                     Pursuant to a new rights agreement between Ecolab Inc.
                and First Chicago Trust Company of New York, as Rights Agent, one right will be issued for each outstanding share of Ecolab common stock upon the expiration of Ecolab's existing rights on March 11, 1996. Each of the new rights will entitle the registered holder, upon the occurrence of certain events, to purchase from Ecolab one one-hundredth of a share of Series A Junior Participating Preferred Stock, at a price of $115. However, in the event any person acquires 15% or more of the outstanding common stock, or the board of directors declares a holder of 10% or more of the outstanding common stock to be an "adverse person" (as defined in the new rights agreement), the rights, subject to certain exceptions contained in the rights plan, will instead become exercisable for Ecolab common stock having a market value at such time equal to twice the exercise price of a right. The new rights are redeemable under certain circumstances at $.01 per Right and will expire, unless earlier redeemed, on March 11, 2006. The new rights are described more fully in Part "B" of Item 5 below.

                     A copy of the News Release issued by the
                Company on February 27, 1996 announcing the declaration of the Rights dividend is attached as Exhibit (99).

           B. The following description of the Company's securities to be registered in connection with the new rights plan is provided pursuant to Item 202 of Regulation S-K:

                     On February 24, 1996, the Board of Directors of the
                Registrant declared a dividend distribution of one right (a "Right") for each outstanding share of the Registrant's common stock, $1.00 par value per share (the "Common Stock"), to stockholders of record at the close of business on March 11, 1996 (the "Record Date"). The Board of Directors of the Registrant also authorized the issuance of one Right for each share of Common Stock issued after the Record Date and prior to the earliest of the Distribution Date (as defined below), the redemption of the Rights and the expiration of the Rights and, in certain circumstances, after the Distribution Date. Except as set forth below and subject to adjustment as provided in the Rights Agreement (as defined below), each Right entitles the registered holder to purchase from the Registrant one one-hundredth of a share of Series A Junior Participating Preferred Stock (the "Preferred Stock"), at a purchase price of $115 per Right (the "Purchase Price"). The description and terms of the Rights are set forth in a Rights Agreement, dated as of February 24, 1996 (the "Rights Agreement"), between the Registrant and First Chicago Trust Company of New York, as Rights Agent.

                     Upon payment of the dividend at the close of business
                on the Record Date, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights Certificates (as defined below) will be distributed. The Rights will separate from the Common Stock upon the earliest of (i) 10 days following a public announcement that a person or group (an "Acquiring Person"), together with persons affiliated or associated with it, has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding shares of Common Stock (the "Stock Acquisition Date"), (ii) 10 business days (or such later date as the Board of Directors of the Registrant shall determine) following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 15% or more of such outstanding shares of Common Stock, or (iii) 10 business days following a determination by the Board of Directors of the Registrant that a person (an "Adverse Person"), alone or together with its affiliates and associates, has become the beneficial owner of more than 10% of the Common Stock and that (a) such beneficial ownership is intended to cause the Registrant to repurchase the

                Common Stock beneficially owned by such person or to cause pressure on the Registrant to take action or enter into transactions intended to provide such person with short-term financial gain under circumstances where the Board of Directors of the Registrant determines that the best long-term interests of the Registrant would not be served by taking such action or entering into such transactions at the time, or (b) such beneficial ownership is causing or reasonably likely to cause a material adverse impact on the business or prospects of the Registrant; provided, however, that the Board of Directors of the Registrant shall not declare any person to be an Adverse Person if such person has reported or is required to report its ownership of Common Stock on Schedule 13G under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or on Schedule 13D under the Exchange Act which Schedule 13D does not state any intention to, or reserve the right to, control or influence the Registrant or engage in certain other actions, so long as such person neither reports nor is required to report such ownership other than as described in this proviso (the earliest of such dates being called the "Distribution Date"). Notwithstanding the foregoing, (x) Henkel KGaA ("Henkel") shall not be an Acquiring Person if, and so long as, it is a party to a written agreement with the Registrant which agreement imposes one or more limitations on the amount of Henkel's beneficial ownership of Common Stock, and if, and so long as, such agreement continues to be binding on Henkel and Henkel is in compliance with the terms of such agreement, and
                (y) the Registrant shall not declare Henkel to be an Adverse Person.

                     Until the Distribution Date (or earlier redemption or
                expiration of the Rights), (i) the Rights will be transferred with and only with the Common Stock (except in connection with the redemption of the Rights), (ii) new Common Stock certificates issued after the Record Date upon transfer, replacement or new issuance of Common Stock will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

                     The Rights will become first exercisable on the
                Distribution Date and will expire at the close of business on March 11, 2006 (the "Expiration Date"), unless earlier redeemed by the Registrant as described below.
                Notwithstanding the foregoing, the Rights will not be exercisable after the occurrence of a Triggering Event (as defined below) until the Registrant's right of redemption has expired.

                     As soon as practicable after the Distribution Date,
                separate certificates evidencing the Rights (the "Rights Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, such separate Rights Certificates alone will evidence the Rights. Except for shares of Common Stock issued or sold after the Distribution Date pursuant to the exercise of stock options or under any employee benefit plan or arrangement granted or awarded prior to the Distribution Date, or the exercise, conversion or exchange of securities issued by the Registrant, and except as otherwise determined by the Board of Directors of the Registrant, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

                     In the event that any person shall become (a) an
                Acquiring Person (except (i) pursuant to an offer for all outstanding shares of Common Stock which the independent directors of the Registrant determine to be fair to and otherwise in the best interest of the Registrant and its stockholders after receiving advice from one or more investment banking firms (a "Qualifying Offer") and (ii) for certain persons who report their ownership on Schedule 13G under the Exchange Act or on Schedule 13D under the Exchange Act, provided that they do not state any intention to, or reserve the right to, control or influence the Registrant and such persons certify that they became an Acquiring Person inadvertently and they agree that they will not acquire any additional shares of Common Stock) or (b) an Adverse Person (either such event is referred to herein as a "Triggering Event"), then the Rights will "flip-in" and entitle each holder of a Right, except as provided below, to purchase, upon exercise at the then-current Purchase Price, that number of shares of Common Stock having a market value of two times such Purchase Price.

                     Any Rights beneficially owned at any time on or after
                the earlier of the Distribution Date and the Stock Acquisition Date by an Acquiring Person, an Adverse Person or an affiliate or associate of an Acquiring Person or an Adverse Person (whether or not such ownership is subsequently transferred) will become null and void upon the occurrence of a Triggering Event, and any holder of such Rights will have no right to exercise such Rights.

                     In the event that, following a Triggering Event, the
                Registrant is acquired in a merger or other business combination in which the Common Stock does not remain outstanding or is changed (other than a merger consummated pursuant to a Qualifying Offer) or 50% of the assets or earning power of the Registrant and its Subsidiaries (as defined in the Rights Agreement) (taken as a whole) is sold or otherwise transferred to any person (other than the Registrant or any Subsidiary of the Registrant) in one transaction or a series of related transactions, the Rights will "flip-over" and entitle each holder of a Right, except as provided in the preceding paragraph, to purchase, upon the exercise of the Right at the then-current Purchase Price, that number of shares of common stock of the acquiring company (or, in certain circumstances, one of its affiliates) which at the time of such transaction would have a market value of two times such Purchase Price.

                     The number of Rights associated with each share of
                Common Stock shall be proportionately adjusted after the Record Date and prior to the Distribution Date (or earlier redemption or expiration of the Rights) for any (i) declaration of a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivision of the outstanding shares of Common Stock, or (iii) combination of the outstanding shares of Common Stock into a smaller number of shares, such that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

                     In addition, the Purchase Price is subject to
                adjustment from time to time to prevent dilution upon the (i) declaration of a dividend on the Preferred Stock payable in shares of Preferred Stock, (ii) subdivision of the outstanding Preferred Stock, (iii) combination of the outstanding Preferred Stock into a smaller number of shares,
                (iv) issuance of any shares of the Registrant's capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Registrant is the continuing or surviving corporation), (v) grant to holders of the Preferred Stock of certain rights, options, or warrants to subscribe for Preferred Stock or securities convertible into Preferred Stock at less than the current market price of the Preferred Stock or (vi) distribution to holders of the Preferred Stock or other evidences of indebtedness, cash (other than a regular quarterly cash dividend payable out of the earnings or retained earnings of the Registrant), subscription rights, warrants, or assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock).

                     With certain exceptions, no adjustment in the Purchase
                Price will be required until cumulative adjustments require an adjustment of at least 1% of the Purchase Price.

                     At any time until the earlier of (i) 10 days following
                the Stock Acquisition Date and (ii) the Expiration Date, the Registrant may redeem the Rights in whole, but not in part, at a price of $.01 per Right. The Registrant may, at its option, pay the redemption price in cash, shares of Common Stock (based on the current market price of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors of the Registrant. Immediately upon the action of the Registrant's Board of Directors ordering redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the applicable redemption price. In addition, after a Triggering Event, at the election of the Board of Directors of the Registrant, the outstanding Rights (other than those beneficially owned by an Acquiring Person, Adverse Person or an affiliate or associate of an Acquiring Person or Adverse Person) may be exchanged, in whole or in part, for shares of Common Stock, or shares of preferred stock of the Registrant having essentially the same value or economic rights as such shares. Immediately upon the action of the Board of Directors of the Registrant authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights which are not subject to such exchange) will terminate and such Rights will only entitle holders to receive the shares issuable upon such exchange.

                     Until a Right is exercised, the holder thereof, as
                such, will have no rights as a stockholder of the Registrant, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Registrant, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Registrant or for common stock of the acquiring company as set forth above.

                     At any time prior to the Distribution Date, the
                Registrant may, without the approval of any holder of the Rights, supplement or amend any provision of the Rights Agreement. Thereafter, the Rights Agreement may be amended only (i) to cure ambiguities, (ii) to correct inconsistent provisions, (iii) to shorten or lengthen any time period thereunder or (iv) in ways that do not adversely affect the Rights holders (other than an Acquiring Person or Adverse Person). From and after the Distribution Date, the Rights Agreement may not be amended to lengthen (A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable, or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights (other than an Acquiring Person or Adverse Person.)

                     As of January 31, 1996, there were 64,726,731 shares of
                Common Stock outstanding (excluding Common Stock held by the Registrant in its

                Treasury). Each outstanding share of Common Stock on the Record Date will receive one Right. Until the Distribution Date, the Registrant will issue one Right with each share of Common Stock that shall become outstanding so that all such shares will have attached Rights. One million (1,000,000) shares of Preferred Stock have been reserved for issuance upon exercise of the Rights.

                     The Rights have certain anti-takeover effects.  The
                Rights will cause substantial dilution to a person or group that attempts to acquire the Registrant on terms not approved by the Registrant's Board of Directors. The Rights should not interfere with any merger or other business combination approved by the Board of Directors of the Registrant since the Board of Directors may, at its option, at any time until ten days following the Stock Acquisition Date, redeem all, but no less than all, of the then outstanding Rights at the applicable redemption price.

                     The foregoing summary description of the Rights does
                not purport to be complete and is qualified in its entirety by reference to the Rights Agreement (which includes as Exhibit B the Form of Rights Certificate), a copy of which is incorporated herein by reference to Exhibit (4) to this Current Report on Form 8-K. Copies of the Rights Agreement will be available free of charge from the Registrant.


 Item 7.   Financial Statements and Exhibits.

           (c)  Exhibits

                (4) Rights Agreement, dated as of February 24, 1996, between Ecolab Inc. and First Chicago Trust Company of New York, as Rights Agent, which includes as Exhibit B thereto the Form of Rights Certificate.

                (99) Ecolab Inc. News Release dated February 27,
                     1996.

                              SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               ECOLAB INC.



                               By:  /s/Kenneth A. Iverson
                                    Kenneth A. Iverson
                                    Vice President and Secretary

 Dated:  February 27, 1996

                                  EXHIBIT INDEX



                                                              PAPER (P) OR
  EXHIBIT           DESCRIPTION                               ELECTRONIC (E)

    (4)             Rights Agreement, dated as                      E
                    of February 24, 1996,  between Ecolab Inc.
                    and First Chicago Trust Company of New
                    York, as Rights Agent, which includes as Exhibit B thereto the Form of Rights
                    Certificate.

    (99)            Ecolab Inc. News Release dated                  E
                    February 27, 1996.